UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     March 27, 2014

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware	1-31340	56-0484485
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

8100 Denmark Road, Charlotte, NC (Address of Principal Executive Offices)		28273-5975 (Zip Code)

(704) 554-8510 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

⁭  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE CATO CORPORATION

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2014, the Compensation Committee of the Board of Directors of the Cato Corporation (the “Company”) awarded discretionary lump sum cash bonuses to the Company’s executive officers in recognition of their respective services to the Company in 2013 and the Company’s strong performance in 2013, including improvement in several important areas, as follows:

Executive Officer	Discretionary Bonus
John P.D. Cato	$462,897
John R. Howe	$80,145
Sally Almason	$84,255
M. Tim Greer	$70,281
Gordon D. Smith	$63,705

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                    THE CATO CORPORATION

April 1, 2014	/s/ John P. D. Cato
Date	John P. D. Cato Chairman, President and Chief Executive Officer

April 1, 2014	/s/ John R. Howe
Date	John R. Howe Executive Vice President Chief Financial Officer